BISHOP STREET FUNDS

GOVERNMENT MONEY MARKET FUND
Ticker: Class A Shares — BSAXX

SUMMARY PROSPECTUS MAY 1, 2010

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/prospectus/. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated May 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Your Avenue To Sound Investment

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to preserve principal and maintain liquidity while providing current income.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%

Distribution (12b-1) Fees	0.25%

Other Expenses	0.59%

Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses	1.16%

Fee Waivers and/or Expense Reimbursements**	(0.39)%

Total Annual Fund Operating Expenses After Waivers and/or Reimbursements	0.77%

*	Acquired fund fees and expenses are based on amounts for the most recently completed fiscal year. Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.

**	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Fund’s Class A Shares average daily net assets until April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.75% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$79	$330	$601	$1,374

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. Government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.

Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Income Risk

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class A Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

2

Class A Shares of the Fund were offered beginning May 1, 2001. The performance information shown prior to that date represents performance of the Fund’s Class I Shares and has not been adjusted to reflect the Class A Shares’ Rule 12b-1 fees and expenses. Had the adjustment been made, performance for that period would be lower.

This bar chart shows changes in performance of the Fund’s Class A Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
1.57%	0.00%
(09/30/00)	(09/30/09)

This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return	0.03%	2.68%	2.54%

iMoneyNet, Inc. First Tier Institutions-Only Average Return	0.34%	3.13%	2.90%

For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565.

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

■ ■ ■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum investment may be reduced with an Automatic Investment Plan (AIP). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■ ■ ■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

■ ■ ■	FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WWW.BISHOPSTREETFUNDS.COM	3

BSF-SM-003-0100